PRECISION AUTO CARE, INC.
                           EMPLOYEE STOCK OPTION PLAN


         1.       PURPOSE

         The proper execution of the duties and responsibilities of the executives and key employees of Precision Auto Care, Inc. (the "Corporation") and its subsidiaries is a vital factor in the continued growth and success of the Corporation. Toward this end, it is necessary to attract and retain effective and capable individuals to assume positions that contribute materially to the successful operation of the business of the Corporation and its subsidiaries. It will benefit the Corporation, therefore, to bind the interests of these persons more closely to its own interests by offering them an attractive opportunity to acquire a proprietary interest in the Corporation and thereby provide them with added incentive to remain in the service of the Corporation and its subsidiaries and to increase the prosperity, growth, and earnings of the Corporation. This stock option plan is intended to serve these purposes.

         2.       DEFINITIONS

         The following terms wherever used herein shall have the meanings set forth below.

         (a) The term "Board of Directors" shall mean the Board of Directors of the Corporation.

         (b) The term "Change in Control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation is in fact required to comply therewith, provided that, without limitation, such a change in control shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its subsidiaries or a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as the ownership of Common Stock of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities; (B) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clauses (A) or (D) of this definition) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; (C) the Corporation enters into an agreement, the consummation of which would result in the occurrence of a Change in Control of the Corporation; or (D) the stockholders of the Corporation approve a merger, share exchange or consolidation of the Corporation with any other corporation, other than a merger, share exchange or consolidation that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger, share exchange or consolidation, or the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets.

         (c) The term "Committee" shall mean a committee to be appointed by the Board of Directors to consist of three or more members, all of whom are members of the Board of Directors.

         (d) The term "Common Stock" shall mean the shares of common stock, par value $0.01 per share, of the Corporation.

         (e) The term "Corporation" shall mean Precision Auto Care, Inc., a Virginia corporation.

         (f) The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (g) The term "Fair Market Value" shall mean the then current fair market value of Common Stock, as determined in good faith by the Committee and in a manner consistent with the rules set forth in Treas. Reg. ss.20.2031-2.

         (h) The term "Option" or "Stock Option" shall mean a right granted pursuant to the Plan to purchase shares of Common Stock.

         (i) The term "Option Agreement" shall mean the written agreement representing Options granted pursuant to the Plan as contemplated by Paragraph 7 of the Plan.

         (j) The term "Plan" shall mean the Precision Auto Care, Inc. Employee Stock Option Plan as approved by the Board of Directors on ____________, 1997, as the same may be amended from time to time.

         (k) The term "subsidiary" or "subsidiaries" shall mean a corporation of which capital stock possessing 50% or more of the total combined voting power of all classes of its capital stock entitled to vote generally in the election of directors is owned in the aggregate by the Corporation directly or indirectly through one or more subsidiaries.

         3.       EFFECTIVE DATE OF THE PLAN

         The Plan shall become effective upon adoption of the Plan by the Board of Directors.

         4.       ADMINISTRATION

         (a)      The Plan shall be administered by the Committee.

         (b) The Committee may establish, from time to time and at any time, subject to the approval of the Board of Directors and subject to the limitations of the Plan as set forth herein, such rules and regulations and amendments and supplements thereto, as it deems necessary to comply with applicable law and regulation and for the proper administration of the Plan. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.

         (c) The Committee shall from time to time submit to the Board of Directors for its approval the names of those executives and key employees who, in its opinion, should receive Options, and shall recommend the numbers of shares on which Options should be granted to each such person and the nature of the Options to be granted.

         (d) Options shall be granted by the Corporation and shall become effective only after prior approval of the Board of Directors, and upon the execution of an Option Agreement between the Corporation and the Option holder.

         (e) The Committee's interpretation and construction of the provisions of the Plan and the rules and regulations adopted by the Committee shall be final, unless otherwise determined by the Board of Directors. No member of the Committee or the Board of Directors shall be liable for any action taken or determination made, in respect of the Plan, in good faith.

         5.       PARTICIPATION IN THE PLAN

         (a) Participation in the Plan shall be limited to the key employees of the Corporation and its subsidiaries who shall be designated by the Committee and approved by the Board of Directors.

         (b) No member of the Board of Directors who is not also an officer of the Corporation shall be eligible to participate in the Plan.

         6.       STOCK SUBJECT TO THE PLAN

         (a) There shall be reserved for the granting of Options pursuant to the Plan and for issuance and sale pursuant to such Options four hundred thousand (400,000) shares of Common Stock. To determine the number of shares of Common Stock available at any time for the granting of Options, there shall be deducted from the total number of reserved shares of Common Stock, the number of shares of Common Stock in respect of which Options have been granted pursuant to the Plan that are still outstanding or have been exercised. The shares of Common Stock to be issued upon the exercise of Options granted pursuant to the Plan shall be made available from the authorized and unissued shares of Common Stock. If for any reason shares of Common Stock as to which an Option has been granted cease to be subject to purchase thereunder, then such shares of Common Stock again shall be available for issuance pursuant to the exercise of Options pursuant to the Plan.

         (b) Proceeds from the purchase of shares of Common Stock upon the exercise of Options granted pursuant to the Plan shall be used for the general business purposes of the Corporation.

         (c) In the event of reorganization, recapitalization, stock split, stock dividend, combination of shares of Common Stock, merger, consolidation, share exchange, acquisition of property or stock, or any change in the capital structure of the Corporation, the Committee shall make such adjustments as may be appropriate in the number and kind of shares reserved for purchase by executives or other key employees, in the number, kind and price of shares covered by Options granted pursuant to the Plan but not then exercised.

         7.       TERMS AND CONDITIONS OF OPTIONS

         (a) Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement in such form as the Committee from time to time may determine.

         (b) The exercise price per share for Options shall be established by the Board of Directors upon the recommendation of the Committee at the time of the grant of Options pursuant to the Plan and shall not be less than the Fair Market Value of a share of Common Stock on the date on which the Option is granted. If the Board of Directors does not establish a specific exercise price per share at the time of grant, the exercise price per share shall be equal to the Fair Market Value of a share of Common Stock on the date of grant of the Options.

         (c) Each Option, subject to the other limitations set forth in the Plan, may extend for a period of up to 10 years from the date on which it is granted. The term of each Option shall be determined by the Board of Directors at the time of grant of the Option, provided that if no term is established by the Board of Directors the term of the Option shall be 10 years from the date on which it is granted.

         (d) The Board of Directors, upon recommendation of the Committee, may provide in the Option Agreement that the right to exercise each Option for the number of shares subject to each Option shall vest in the Option holder over such period of time as the Committee, in its discretion, shall determine for each Option holder. Notwithstanding the foregoing, each Option Agreement shall provide that, upon the occurrence of a Change in Control of the Corporation, all Options then outstanding shall become immediately exercisable.

         (e) Options shall be nontransferable and nonassignable, except that Options may be transferred by testamentary instrument or by the laws of descent and distribution.

         (f) Upon voluntary or involuntary termination of an Option holder's employment, his Option and all rights thereunder shall terminate effective at the close of business on the date the Option holder ceases to be a regular, full-time employee of the Corporation or any of its subsidiaries, except (i) to the extent previously exercised and (ii) as provided in subparagraphs (g), (h) and (i) of this Paragraph 7.

         (g) In the event an Option holder (i) takes a leave of absence from the Corporation or any of its subsidiaries for personal reasons or as a result of entry into the armed forces of the United States, or any of the departments or agencies of the United States government, or (ii) terminates his employment, or ceases providing services to the Corporation or any of its subsidiaries, by reason of illness, disability, voluntary termination with the consent of the Committee, or other special circum stance, the Committee may consider his case and may take such action in respect of the related Option Agreement as it may deem appropriate under the circumstances, including accelerating the time previously granted Options may be exercised and extending the time following the Option holder's termination of active employment during which the Option holder is entitled to purchase the shares of Common Stock subject to such Options, provided that in no event may any Option be exercised after the expiration of the term of the Option.

         (h) If an Option holder dies during the term of his Option without having fully exercised his Option, the executor or administrator of his estate or the person who inherits the right to exercise the Option by bequest or inheritance shall have the right within ninety (90) days of the Option holder's death to purchase the number of shares of Common Stock that the deceased Option holder was entitled to purchase at the date of his death, after which the Option shall lapse, provided that in no event may any Option be exercised after the expiration of the term of the Option.

         (i) If an Option holder terminates employment without his having fully exercised his Option due to his retirement with the consent of the Corporation, then such Option holder shall have the right within ninety (90) days of the Option holder's termination of employment to purchase the number of shares of Common Stock that the Option holder was entitled to purchase at the date of his termination, after which the Option shall lapse, provided that in no event may any Option be exercised after the expiration of the term of the Option. The Committee may cancel an Option during the ninety day period referred to in this paragraph, if the Participant engages in employment or activities contrary, in the opinion of the Committee, to the best interests of the Corporation. The Committee shall determine in each case whether a termination of employment shall be considered a retirement with the consent of the Corporation, and, subject to applicable law, whether a leave of absence shall constitute a termination of employment. Any such determination of the Committee shall be final and conclusive, unless overruled by the Board.

         (j) The granting of an Option pursuant to the Plan shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of the Corporation or any of its subsidiaries to retain or employ the Option holder for any specified period.

         8.       METHODS OF EXERCISE OF OPTIONS

         (a) An Option holder (or other person or persons, if any, entitled to exercise an Option hereunder) desiring to exercise an Option granted pursuant to the Plan as to all or part of the shares of Common Stock covered by the Option shall (i) notify the Corporation in writing at its principal office at __________________________________________________________, to that effect, specifying the number of shares of Common Stock to be purchased and the method of payment therefor, and (ii) make payment or provision for payment for the shares of Common Stock so purchased in accordance with this Paragraph 8. Such written notice may be given by means of a facsimile transmission. If a facsimile transmission is used, the Option holder should mail the original executed copy of the written notice to the Corporation promptly thereafter.

         (b)      Payment or provision for payment shall be made as follows:

                  (i) The Option holder shall deliver to the Corporation at the address set forth in subparagraph 8(a) United States currency in an amount equal to the aggregate purchase price of the shares of Common Stock as to which such exercise relates; or

                  (ii) The Option holder shall tender to the Corporation shares of Common Stock already owned by the Option holder that, together with any cash tendered therewith, have an aggregate fair market value (determined based on the Fair Market Value of a share of Common Stock on the date the notice set forth in subparagraph 8(a) is received by the Corporation) equal to the aggregate purchase price of the shares of Common Stock as to which such exercise relates; or

                  (iii) The Option holder shall deliver to the Corporation an exercise notice together with irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds necessary to pay the aggregate purchase price of the shares of Common Stock as to which such exercise relates and to sell the shares of Common Stock to be issued upon exercise of the Option and deliver the cash proceeds, less commissions and brokerage fees to the Option holder or to deliver the remaining shares of Common Stock to the Option holder.

         Notwithstanding the foregoing provisions, the Committee and the Board of Directors, in granting Options pursuant to the Plan, may limit the methods in which an Option may be exercised by any person and, in processing any purported exercise of an Option granted pursuant to the Plan, may refuse to recognize the method of exercise selected by the Option holder (other than the method of exercise set forth in subparagraph 8(b)(i)).

         (c) In addition to the alternative methods of exercise set forth in subparagraph 8(b), holders of Stock Options shall be entitled, at or prior to the time the written notice provided for in subparagraph 8(a) is delivered to the Corporation, to elect to have the Corporation withhold from the shares of Common Stock to be delivered upon exercise of the Stock Option that number of shares of Common Stock (determined based on the Fair Market Value of a share of Common Stock on the date the notice set forth in subparagraph 8(a) is received by the Corporation) necessary to satisfy any withholding taxes attributable to the exercise of the Stock Option. Alternatively, such holder of a Stock Option may elect to deliver previously owned shares of Common Stock upon exercise of the Stock Option to satisfy any withholding taxes attributable to the exercise of the Stock Option. If the Board of Directors does not include any provisions relating to this withholding feature in its resolutions granting the Stock Option or in the Option Agreement, however, the maximum amount that an Option holder may elect to have withheld from the shares of Common Stock otherwise deliverable upon exercise or the maximum number of previously owned shares an Option holder may deliver shall be equal to the minimum federal and state withholding. Notwithstanding the foregoing provisions, the Committee or the Board of Directors may include in the Option Agreement relating to any such Stock Option provisions limiting or eliminating the Option holder's ability to pay his withholding tax obligation with shares of Common Stock or, if no such provisions are included in the Option Agreement but in the opinion of the Committee or the Board of Directors such withholding would have an adverse tax or accounting effect to the Corporation, at or prior to exercise of the Stock Option the Committee or the Board of Directors may so limit or eliminate the Option holder's ability to pay his withholding tax obligation with shares of Common Stock. Notwithstanding the foregoing provisions, a holder of a Stock Option may not elect any of the methods of satisfying his withholding tax obligation in respect of any exercise if, in the opinion of counsel to the Corporation, there is a substantial likelihood that the election or timing of the election would subject the holder to a substantial risk of liability under
Section 16 of the Exchange Act.

         (d) An Option holder at any time may elect in writing to abandon an Option in respect of all or part of the number of shares of Common Stock as to which the Option shall not have been exercised.

         (e) An Option holder shall have none of the rights of a stockholder of the Corporation until the shares of Common Stock covered by the Option are issued to him upon exercise of the Option.

         9.       AMENDMENTS AND DISCONTINUANCE OF THE PLAN

         (a) The Board of Directors shall have the right at any time and from time to time to amend, modify, or discontinue the Plan provided that, except as provided in subparagraph 6(c), no such amendment, modification, or discontinuance of the Plan shall (i) revoke or alter the terms of any valid Option previously granted pursuant to the Plan, (ii) increase the number of shares of Common Stock to be reserved for issuance and sale pursuant to Options granted pursuant to the Plan, (iii) change the maximum aggregate number of shares of Common Stock that may be issued upon the exercise of Options granted pursuant to the Plan to any single individual, (iv) decrease the price determined pursuant to the provisions of subparagraph 7(b), (v) change the class of persons to whom Options may be granted pursuant to the Plan, or (vi) provide for Options exercisable more than 10 years after the date granted.

         10.      PLAN SUBJECT TO GOVERNMENTAL LAWS AND REGULATIONS

         The Plan and the grant and exercise of Options pursuant to the Plan shall be subject to all applicable governmental laws and regulations. Notwithstanding any other provision of the Plan to the contrary, the Board of Directors may in its sole and absolute discretion make such changes in the Plan as may be required to conform the Plan to such laws and regulations.

         11.      DURATION OF THE PLAN

         No Option shall be granted pursuant to the Plan after the close of business on _________, 2007.

                            PRECISION AUTO CARE, INC.

                        INCENTIVE STOCK OPTION AGREEMENT


Date: .............................

Option Number: ........................

Number of shares subject to option: ...............


         This AGREEMENT, dated _____________________, is made between PRECISION AUTO CARE, INC. (the "Corporation") and ______________________________, (the
"Optionee"),

         WHEREAS, the Corporation's Board of Directors adopted the Precision Auto Care, Inc. Stock Option Plan (the "Plan") on ____________, 1997; and

         WHEREAS, the Corporation's shareholders approved the adoption of the Plan by the Corporation on ___________, 1997; and

         WHEREAS, the Committee, as described in the Plan (the "Committee"), has recommended to the Corporation's Board of Directors that the Optionee be granted an option under the Plan; and

         WHEREAS, the Corporation now wishes to grant the Optionee an option as hereinafter set forth.

         NOW, THEREFORE, the Corporation and the Optionee hereby agree as follows:

         1. GRANT OF OPTION. Pursuant to the provisions of the Plan, the Corporation hereby grants to the Optionee, subject to the terms and conditions of that Plan and subject further to the terms and conditions set forth herein, the right to purchase from the Corporation _____ shares of common stock of the Corporation ("Stock") at the price of $_____ per share (the "Option Price"). This option shall be treated as an incentive stock option as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended.

         2. TERMS AND CONDITIONS. It is understood and agreed that the option for which this Agreement provides is subject to the following terms and conditions:

         (A). EXPIRATION DATE. The option shall expire 10 years after the date indicated above.

         (B). EXERCISE OF OPTION. This option may be exercised in whole or in part, to the extent the option is vested and provided that it may not be exercised with respect to any fractional share. To the extent that any portion of this option is not exercised when it first becomes exercisable, it may be exercised at a later time, subject to any limitations contained in this Agreement or the Plan.

                  Subject to the other terms of this Agreement, the right to exercise the option for which this Agreement provides shall vest in accordance with the following schedule:

                           On or After this Date              Percent Vested







                  This option shall be exercised by the delivery of a written notice to the Corporation specifying the number of shares as to which the option is being exercised, together with cash, a certified check, bank draft or money order, payable to the order of the Corporation for an amount in U.S. dollars equal to the Option Price times the number of shares as to which the option is being exercised, or such other method of payment as specified herein and as authorized by the Plan. Notation of any partial exercise shall be made by the Corporation on Schedule I hereto.

         (C). PAYMENT OF PURCHASE PRICE UPON EXERCISE. At the time of any exercise the purchase price of the shares as to which this option shall be exercised shall be paid to the Corporation in cash or with Stock already owned by the Optionee having a total Fair Market Value, as that term is defined by the Plan, at the time of exercise equal to the purchase price, or a combination of cash and Stock having a total Fair Market Value, as so determined, equal to the purchase price.

         (D). EXERCISE UPON DEATH OR TERMINATION OF EMPLOYMENT. (1) In the event of the death of the Optionee (i) while an employee of the Corporation or a subsidiary or (ii) within three months after termination of his or her employment with the Corporation or a subsidiary because of disability or retirement with the consent of the Corporation, this option may be exercised, to the extent that the Optionee was entitled to do so on the date of his or her termination of employment, by the person or persons to whom the Optionee's rights under this option pass by will or applicable law, or if no such person has such right, by his or her execu tors or administrators, at any time within ninety (90) days of the Optionee's death, but in no event later than the expiration date specified in subparagraph (a) of this paragraph 2. (2) If the Optionee's employment with the Corporation or a subsidiary terminates because of retirement with the consent of the Corporation, the Optionee may exercise this option to the extent that he or she was entitled to do so on the date of the termination of his or her employment, at any time within ninety (90) days of the date of termination of employment, but not later than the expiration date specified in subparagraph (a) of this paragraph 2. (3)

         If the Optionee's employment terminates for any reason other than death or retirement with the consent of the Corporation, all rights under this Agreement shall terminate as of the date of the Optionee's termination of employment.

         (E) NONTRANSFERABILITY. This option shall not be transferable other than by will or by the laws of descent and distribution. During the lifetime of Optionee, this option shall be exercisable only by him.

         (F). ADJUSTMENTS. In the event of any change in the Stock of the Corporation by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase Stock at a price substantially below fair market value, or of any similar change affecting the Stock, the number and kind of shares subject to this option and their purchase price per share shall be ap propriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to optionee hereunder. Any adjustment so made shall be final and binding upon Optionee.

         (G). NO RIGHTS AS STOCKHOLDER. Optionee shall have no rights as a stockholder with respect to any shares of Stock subject to this option prior to the date of issuance to him of a certificate or certificates for such shares and no adjustment will be made for dividends or other rights for which the record date is prior to the date of such exercise.

         (H). NO RIGHT TO CONTINUED EMPLOYMENT. This option shall not confer upon Optionee any right with respect to continuance of employment by the Corporation or any subsidiary, nor shall it interfere in any way with the right of his employer to terminate his employment at any time.

         (I). COMPLIANCE WITH LAWS AND REGULATIONS. This option and the obligation of the Corporation to sell and deliver shares hereunder, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. This option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

         3. INVESTMENT REPRESENTATION. The Optionee represents and warrants that he has acquired this Option for investment and not with a view to distribution and agrees that he will acquire all shares provided hereunder for investment and not with a view to distribution and upon each exercise of this option will deliver to the Corporation a written representation to such effect in form prepared by counsel to the Corporation. The certificates for the shares acquired by the Optionee under this option shall bear a legend substantially in the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933 or under the securities act of any state or other jurisdiction. No sale, offer to sell, or other transfer of the shares of stock represented by this certificate may be made unless pursuant to an effective registration statement, or unless, in the opinion of counsel to Precision Auto Care, Inc., the proposed disposition falls within a valid exemption from the registration provisions of those acts. The shares are subject to an agreement with the Corporation that they may not be sold or otherwise transferred except as therein provided, and any sale or other transfer in violation of that agreement shall be void and of no effect. A copy of that agreement is on file at the Corporation's principal office."

         4. DISPOSITION OF SHARES. No shares acquired by exercise of this option shall be transferable, other than by will or by the laws of descent and distribution, within 2 years of the date hereof nor within 1 year after the transfer of such shares pursuant to such exercise, and each certificate representing shares acquired by the exercise of this option shall bear a legend to that effect; provided, however, that the Committee may, in its discretion, permit such shares to be transferred prior to the expiration of such periods if the Optionee has died prior to such expiration.

         5. INCORPORATION OF THE PLAN. The Plan, a copy of which is attached to this Agreement, is hereby incorporated into this Agreement as though fully set forth herein. The Corporation and the Optionee agree to be bound by all the terms and conditions of the Plan. To the extent that any provision of this Agreement conflicts with the Plan, the terms of the Plan shall control.

         6. NOTICES. Every notice or other communication relating to this Agreement shall be in writing and shall be mailed or delivered to the party for whom it is intended at the address designated by it in a notice mailed or delivered to the other party. Unless and until some other address is designated, all notices or communications to the Corporation shall be mailed or delivered to:

                                    President
                            Precision Auto Care, Inc.

                        ---------------------------------
                        ---------------------------------
                        ---------------------------------

Unless and until some other address is designated, all notices or communications to the Optionee shall be mailed or delivered to:

                        ---------------------------------
                        ---------------------------------
                        ---------------------------------

         7. DETERMINATIONS BY THE COMMITTEE. Any dispute or disagreement which may arise under or relate to the Plan or this Agreement shall be resolved by the Committee in its sole discretion and judgment. Any such determination and any interpretation by the Committee of the terms of this Agreement or the Plan shall be final, binding and conclusive for all purposes.

         8. TAXES. All shares issued at the Optionee's exercise of any portion of this option are subject to the Corporation's collection of any taxes required to be withheld by federal, state or local governments and relating to those shares. To the extent that such taxes have not, by that time, been collected by the Corporation from the Optionee through other means, the number of shares issued to Optionee upon his exercise of any portion of the option shall be reduced to reflect (based on the Fair Market Value of the shares at the exercise date) the amount of withholding and other taxes required to be collected by the Corporation with respect to those shares.

         9. GOVERNING LAW. This Agreement shall be governed by the law of the Commonwealth of Virginia.

         10. COUNTERPARTS. This Agreement has been executed in two counterparts each of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Precision Auto Care, Inc. has caused this Agreement to be executed by an appropriate officer and Optionee has executed this Agreement, both as of the day and year first above written.


                                  PRECISION AUTO CARE, INC.


                                  By:      _____________________________________
                                           Title


                                           _____________________________________
                                           Optionee

                  SCHEDULE 1 - NOTATIONS AS TO PARTIAL EXERCISE


 DATE OF     NUMBER OF     BALANCE OF           AUTHORIZED              NOTATION
EXERCISE     PURCHASED     SHARES ON            SIGNATURE                 DATE
              SHARES        OPTION

                            PRECISION AUTO CARE, INC.

                             STOCK OPTION AGREEMENT


Date: .............................

Option Number: ........................

Number of shares subject to option: ...............


         This AGREEMENT, dated ___________________, is made between PRECISION AUTO CARE, INC. (the "Corporation") and ______________________________, (the
"Optionee"),

         WHEREAS, the Corporation's Board of Directors adopted the Precision Auto Care, Inc. Stock Option Plan (the "Plan") on ____________, 1997; and

         WHEREAS, the Committee, as described in the Plan (the "Committee"), has recommended to the Corporation's Board of Directors that the Optionee be granted an option under the Plan; and

         WHEREAS, the Corporation now wishes to grant the Optionee an option as hereinafter set forth.

         NOW, THEREFORE, the Corporation and the Optionee hereby agree as follows:

         1. GRANT OF OPTION. Pursuant to the provisions of the Plan, the Corporation hereby grants to the Optionee, subject to the terms and conditions of that Plan and subject further to the terms and conditions set forth herein, the right to purchase from the Corporation _____ shares of common stock of the Corporation ("Stock") at the price of $_____ per share (the "Option Price").

         2. TERMS AND CONDITIONS. It is understood and agreed that the option for which this Agreement provides is subject to the following terms and conditions:

         (A). EXPIRATION DATE. The option shall expire 10 years after the date indicated above.

         (B). EXERCISE OF OPTION. This option may be exercised in whole or in part, to the extent the option is vested and provided that it may not be exercised with respect to any fractional share. To the extent that any portion of this option is not exercised when it first becomes exercisable, it may be exercised at a later time, subject to any limitations contained in this Agreement or the Plan.

                  Subject to the other terms of this Agreement, the right to exercise the option for which this Agreement provides shall vest in accordance with the following schedule:

                           On or After this Date              Percent Vested



                  This option shall be exercised by the delivery of a written notice to the Corporation specifying the number of shares as to which the option is being exercised, together with cash, a certified check, bank draft or money order, payable to the order of the Corporation for an amount in U.S. dollars equal to the Option Price times the number of shares as to which the option is being exercised, or such other method of payment as specified herein and as authorized by the Plan. Notation of any partial exercise shall be made by the Corporation on Schedule I hereto.

         (C). PAYMENT OF PURCHASE PRICE UPON EXERCISE. At the time of any exercise the purchase price of the shares as to which this option shall be exercised shall be paid to the Corporation in cash or with Stock already owned by the Optionee having a total Fair Market Value, as that term is defined by the Plan, at the time of exercise equal to the purchase price, or a combination of cash and Stock having a total Fair Market Value, as so determined, equal to the purchase price.

         (D). EXERCISE UPON DEATH OR TERMINATION OF EMPLOYMENT. (1) In the event of the death of the Optionee (i) while an employee of the Corporation or a subsidiary or (ii) within three months after termination of his or her employment with the Corporation or a subsidiary because of disability or retirement with the consent of the Corporation, this option may be exercised, to the extent that the Optionee was entitled to do so on the date of his or her termination of employment, by the person or persons to whom the Optionee's rights under this option pass by will or applicable law, or if no such person has such right, by his or her execu tors or administrators, at any time within ninety (90) days of the Optionee's death, but in no event later than the expiration date specified in subparagraph (a) of this paragraph 2. (2) If the Optionee's employment with the Corporation or a subsidiary terminates because of retirement with the consent of the Corporation, the Optionee may exercise this option to the extent that he or she was entitled to do so on the date of the termination of his or her employment, at any time within ninety (90) days of the date of termination of employment, but not later than the expiration date specified in subparagraph (a) of this paragraph 2. (3) If the Optionee's employment terminates for any reason other than death or retirement with the consent of the Corporation, all rights under this Agreement shall terminate as of the date of the Optionee's termination of employment.

         (E) NONTRANSFERABILITY. This option shall not be transferable other than by will or by the laws of descent and distribution. During the lifetime of Optionee, this option shall be exercisable only by him.

         (F). ADJUSTMENTS. In the event of any change in the Stock of the Corporation by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase Stock at a price substantially below fair market value, or of any similar change affecting the Stock, the number and kind of shares subject to this option and their purchase price per share shall be ap propriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to optionee hereunder. Any adjustment so made shall be final and binding upon Optionee.

         (G). NO RIGHTS AS STOCKHOLDER. Optionee shall have no rights as a stockholder with respect to any shares of Stock subject to this option prior to the date of issuance to him of a certificate or certificates for such shares and no adjustment will be made for dividends or other rights for which the record date is prior to the date of such exercise.

         (H). NO RIGHT TO CONTINUED EMPLOYMENT. This option shall not confer upon Optionee any right with respect to continuance of employment by the Corporation or any subsidiary, nor shall it interfere in any way with the right of his employer to terminate his employment at any time.

         (I). COMPLIANCE WITH LAWS AND REGULATIONS. This option and the obligation of the Corporation to sell and deliver shares hereunder, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. This option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

         3. INVESTMENT REPRESENTATION. The Optionee represents and warrants that he has acquired this Option for investment and not with a view to distribution and agrees that he will acquire all shares provided hereunder for investment and not with a view to distribution and upon each exercise of this option will deliver to the Corporation a written representation to such effect in form prepared by counsel to the Corporation. The certificates for the shares acquired by the Optionee under this option shall bear a legend substantially in the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933 or under the securities act of any state or other jurisdiction. No sale, offer to sell, or other transfer of the shares of stock represented by this certificate may be made unless pursuant to an effective registration statement, or unless, in the opinion of counsel to Precision Auto Care, Inc., the proposed disposition falls within a valid exemption from the registration provisions of those acts. The shares are subject to an agreement with the Corporation that they may not be sold or otherwise transferred except as therein provided, and any sale or other transfer in violation of that agreement shall be void and of no effect. A copy of that agreement is on file at the Corporation's principal office."

         4. INCORPORATION OF THE PLAN. The Plan, a copy of which is attached to this Agreement, is hereby incorporated into this Agreement as though fully set forth herein. The Corporation and the Optionee agree to be bound by all the terms and conditions of the Plan. To the extent that any provision of this Agreement conflicts with the Plan, the terms of the Plan shall control.

         5. NOTICES. Every notice or other communication relating to this Agreement shall be in writing and shall be mailed or delivered to the party for whom it is intended at the address designated by it in a notice mailed or delivered to the other party. Unless and until some other address is designated, all notices or communications to the Corporation shall be mailed or delivered to:

                                    President
                            Precision Auto Care, Inc.
                        ---------------------------------
                        ---------------------------------
                        ---------------------------------

Unless and until some other address is designated, all notices or communications to the Optionee shall be mailed or delivered to:

                        ---------------------------------
                        ---------------------------------
                        ---------------------------------

         6. DETERMINATIONS BY THE COMMITTEE. Any dispute or disagreement which may arise under or relate to the Plan or this Agreement shall be resolved by the Committee in its sole discretion and judgment. Any such determination and any interpretation by the Committee of the terms of this Agreement or the Plan shall be final, binding and conclusive for all purposes.

         7. TAXES. All shares issued at the Optionee's exercise of any portion of this option are subject to the Corporation's collection of any taxes required to be withheld by federal, state or local governments and relating to those shares. To the extent that such taxes have not, by that time, been collected by the Corporation from the Optionee through other means, the number of shares issued to Optionee upon his exercise of any portion of the option shall be reduced to reflect (based on the Fair Market Value of the shares at the exercise date) the amount of withholding and other taxes required to be collected by the Corporation with respect to those shares.

         8. GOVERNING LAW. This Agreement shall be governed by the law of the Commonwealth of Virginia.

         9. COUNTERPARTS. This Agreement has been executed in two counterparts each of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Precision Auto Care, Inc. has caused this Agreement to be executed by an appropriate officer and Optionee has executed this Agreement, both as of the day and year first above written.

                                  PRECISION AUTO CARE, INC.


                                  By:      _____________________________________
                                           Title



                                           _____________________________________
                                           Optionee

                  SCHEDULE 1 - NOTATIONS AS TO PARTIAL EXERCISE


 DATE OF     NUMBER OF     BALANCE OF           AUTHORIZED              NOTATION
EXERCISE     PURCHASED     SHARES ON            SIGNATURE                 DATE
              SHARES        OPTION

                                 PRECISION TUNE

                       NONQUALIFIED STOCK OPTION AGREEMENT

Date: .............................

Option Number: ........................

Number of shares subject to option: ...............


         This AGREEMENT, dated _______________________, is made between WE JAC Corporation (the "Company") and ______________________________, (the
"Optionee").

         WHEREAS, the Company's Board of Directors adopted the Precision Tune Stock Option Plan (the "Plan") on September 28, 1995; and

         WHEREAS, the Company's shareholders approved the adoption of the Plan by the Company on ____________________, 1995; and

         WHEREAS, the Committee, as described in the Plan (the "Committee"), has recommended to the Company's Board of Directors that the Optionee be granted an option under the Plan; and

         WHEREAS, the Company now wishes to grant the Optionee an option as hereinafter set forth.

         NOW, THEREFORE, the Company and the Optionee hereby agree as follows:

         1. GRANT OF OPTION. Pursuant to the provisions of the Plan, the Company hereby grants to the Optionee, subject to the terms and conditions of that Plan and subject further to the terms and conditions set forth herein, the right to purchase from the Company _____ shares of common stock of the Company ("Stock") at the price of $_____ per share (the "Option Price"). This option shall NOT be treated as an incentive stock option as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended.

         2. TERMS AND CONDITIONS. It is understood and agreed that the option for which this Agreement provides is subject to the following terms and conditions:

         (A). EXPIRATION DATE. The option shall expire 10 years after the date indicated above.

         (B). EXERCISE OF OPTION. Subject to the limitations contained in this Agreement or the Plan, this option may be exercised in whole or in part, to the extent the option is vested and provided that it may not be exercised with respect to any fractional share. To the extent that any portion of this option is not exercised when it first becomes exercisable, it may be exercised at a later time, subject to any limitations contained in this Agreement or the Plan.

                  Subject to the other terms of this Agreement, the right to exercise the option for which this Agreement provides shall vest in accordance with the following schedule:

                           On or After this Date              Percent Vested

                  First anniversary of the date hereof             33 1/3%
                  Second anniversary of the date hereof            66 2/3%
                  Third anniversary of the date hereof                100%

                  This option shall be exercised by the delivery of a written notice to the Company specifying the number of shares as to which the option is being exercised, together with cash, a certified check, bank draft or money order, payable to the order of the Company for an amount in U.S. dollars equal to the Option Price times the number of shares as to which the option is being exercised, or such other method of payment as specified herein and as authorized by the Plan. Notation of any partial exercise shall be made by the Company on Schedule I hereto.

         (C). PAYMENT OF PURCHASE PRICE UPON EXERCISE. At the time of any exercise the purchase price of the shares as to which this option shall be exercised shall be paid to the Company in cash or with Stock already owned by the Optionee having a total Fair Market Value, as that term is defined by the Plan, at the time of exercise equal to the purchase price, or a combination of cash and Stock having a total Fair Market Value, as so determined, equal to the purchase price.

         (D). CANCELLATION OF OPTION. Notwithstanding any contrary provisions contained herein, in the event the Optionee is disciplined for cause (as determined by the Committee), demoted or has his or her employment responsibilities reduced, the Committee may, in its sole and absolute discretion, cancel all or any portion of this option.

         (E) NONTRANSFERABILITY. This option shall not be transferable other than by will or by the laws of descent and distribution. During the lifetime of Optionee, this option shall be exercisable only by him.

         (F). NO RIGHTS AS STOCKHOLDER. Optionee shall have no rights as a stockholder with respect to any shares of Stock subject to this option prior to the date of issuance to him of a certificate or certificates for such shares and no adjustment will be made for dividends or other rights for which the record date is prior to the date of such exercise.

         (G). NO RIGHT TO CONTINUED EMPLOYMENT. This option shall not confer upon Optionee any right to continue employment, by the Company or any Subsidiary, or in the case of a non-employee director, to continue to serve as a member of the Board of Directors of the Company or a Subsidiary, nor shall it interfere in any way with the right of the Company to terminate the Optionee at any time.

         (H). COMPLIANCE WITH LAWS AND REGULATIONS. This option and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. This option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

         3. INVESTMENT REPRESENTATION. The Optionee represents and warrants that he has acquired this Option for investment and not with a view to distribution and agrees that he will acquire all shares provided hereunder for investment and not with a view to distribution and upon each exercise of this option will deliver to the Company a written representation to such effect in form prepared by counsel to the Company. The certificates for the shares acquired by the Optionee under this option shall bear a legend substantially in the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933 or under the securities act of any state or other jurisdiction. No sale, offer to sell, or other transfer of the shares of stock represented by this certificate may be made unless pursuant to an effective registration statement, or unless, in the opinion of counsel to WE JAC Corporation, the proposed disposition falls within a valid exemption from the registration provisions of those acts. The shares are subject to an agreement with the Company that they may not be sold or otherwise transferred except as therein provided, and any sale or other transfer in violation of that agreement shall be void and of no effect. A copy of that agreement is on file at the Company's principal office."

         4. INCORPORATION OF THE PLAN. The Plan, a copy of which is attached to this Agreement, is hereby incorporated into this Agreement as though fully set forth herein. The Company and the Optionee agree to be bound by all the terms and conditions of the Plan. To the extent that any provision of this Agreement conflicts with the Plan, the terms of the Plan shall control.

         5. NOTICES. Every notice or other communication relating to this Agreement shall be in writing and shall be mailed or delivered to the party for whom it is intended at the address designated by it in a notice mailed or delivered to the other party. Unless and until some other address is designated, all notices or communications to the Company shall be mailed or delivered to:

                                   President
                               WE JAC Corporation
                             748 Miller Drive, S.E.
                            Leesburg, Virginia 22075

Unless and until some other address is designated, all notices or communications to the Optionee shall be mailed or delivered to:

                        ---------------------------------
                        ---------------------------------
                        ---------------------------------

         6. DETERMINATIONS BY THE COMMITTEE. Any dispute or disagreement which may arise under or relate to the Plan or this Agreement shall be resolved by the Committee in its sole and absolute discretion and judgment. Any such determination and any interpretation by the Committee of the terms of this Agreement or the Plan shall be final, binding and conclusive for all purposes.

         7. GOVERNING LAW. This Agreement shall be governed by the law of the Commonwealth of Virginia.

         8. COUNTERPARTS. This Agreement has been executed in two counterparts each of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, WE JAC Corporation has caused this Agreement to be executed by an appropriate officer and Optionee has executed this Agreement, both as of the day and year first above written.

                               WE JAC Corporation



                               By:      _____________________________________
                                        Title


                                        _____________________________________
                                        Optionee

                  SCHEDULE 1 - NOTATIONS AS TO PARTIAL EXERCISE


 DATE OF     NUMBER OF     BALANCE OF           AUTHORIZED              NOTATION
EXERCISE     PURCHASED     SHARES ON            SIGNATURE                 DATE
              SHARES        OPTION